EXHIBIT 10.82

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Supplemental Agreement No. 24

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of October 2, 2019 (Supplemental Agreement No. 24) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement  to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement  to [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*];  and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.        TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement.   The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 24.

HAZ-PA-03791	1	SA-24

BOEING PROPRIETARY

2.        TABLES.

2.1       Table 1A is deleted in its entirety, replaced by a revised Table 1A provided hereto as Enclosure 2 and is incorporated into the Purchase Agreement by this reference. This new Table 1A reflects [*].

2.2       Table 1B is deleted in its entirety, replaced by a revised Table 1B provided hereto as Enclosure 3 and is incorporated into the Purchase Agreement by this reference. This new Table 1B reflects [*].

2.3       Table 1D is deleted in its entirety, replaced by a revised Table 1D provided hereto as Enclosure 4 and is incorporated into the Purchase Agreement by this reference. This new Table 1D references [*].

2.4       Table 1F is hereby deleted in its entirety from the Purchase Agreement to reflect [*].

3.        EXHBITS.

3.1       Exhibit A17, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 5 to this Supplemental Agreement No. 24, is incorporated into the Purchase Agreement. This Exhibit A17 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1A.

3.2       Exhibit A18, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 6 to this Supplemental Agreement No. 24, is incorporated into the Purchase Agreement. This Exhibit A18 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1D.

4.        LETTER AGREEMENTS.

3.1       Letter Agreement HAZ-PA-03791-LA-1208078R7, entitled “Advance Payment Matters,” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208078R8, entitled “Advance Payment Matters,” which is provided as Enclosure 7 to this Supplemental Agreement No. 24, and incorporated into the Purchase Agreement.

3.2       Letter Agreement HAZ-PA-03791-LA-1701714, entitled “Special Matters for 737-7 Aircraft (Block F),” is deleted in its entirety from the Purchase Agreement to reflect [*].

5.        CONTINGENCY.

This Supplemental Agreement No. 24 is contingent on Customer executing Supplemental Agreement No. 14 under Purchase Agreement 3659.

6.        [*]

7.        MISCELLANEOUS.

7.1       [*]

7.2       [*]

7.3       All terms used but not defined in this Supplemental Agreement No. 24 will have the same meaning as such terms have in the Purchase Agreement.

7.4       This Supplemental Agreement No. 24 will become effective upon execution and receipt by both parties of both this Supplemental Agreement No. 24 and fulfillment of

HAZ-PA-03791	2	SA-24

BOEING PROPRIETARY

the contingencies described in Article 4 on or before October 2, 2019, after which date this Supplemental Agreement No. 24 will be null and void and have no force or effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Michael Lombardi	By:	/s/ Grant Levy

Its:	Attorney‑In‑Fact	Its:	Executive Vice President

HAZ-PA-03791	3	SA-24

BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-24
1B	737-9 Block B Aircraft Information Table [*]	SA-24
1C	737-8 Block C Aircraft Information Table [*]	SA-22
1D	737-8 Block D Aircraft Information Table [*]	SA-24
1E	737-8 Block E Aircraft Information Table [*]	SA-14
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-18
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-18
1H2	737-8 Block H2 Aircraft Information Table [*]	SA-18
1H3	737-8 Block H3 Aircraft Information Table [*]	SA-18
1H4	737-8 Block H4 Aircraft Information Table [*]	SA-18
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-18

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

HAZ-PA-03791	i	SA-24

BOEING PROPRIETARY

Enclosure 1

A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 [*] Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 [*] Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R8	Advance Payment Matters	SA-24
LA-1208079R2	[*]	SA-18
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software

HAZ-PA-03791	ii	SA-24

BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	[*]	SA-4
LA-1208090R9	Special Matters for 737-8 and 737-9 Aircraft	SA-23
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	[*]	SA-4
LA-1209052	Delivery Flexibility
~~LA-1300032~~	[*]	SA-4
~~LA-1400773~~	[*]	SA-4
~~LA-1401489~~	[*]	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~ 	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016	[*]	SA-18
LA-1805303	[*]	SA-18

HAZ-PA-03791	iii	SA-24

BOEING PROPRIETARY

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035		SA-24
	BOEING PROPRIETARY	Page 1 of 4

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035		SA-24
	BOEING PROPRIETARY	Page 2 of 4

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035		SA-24
	BOEING PROPRIETARY	Page 3 of 4

Enclosure 2

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	72

[*]

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 60521, 63035		SA-24
	BOEING PROPRIETARY	Page 4 of 4

Enclosure 3

Table 1B

to Purchase Agrement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60522-1F.TXT		SA-24
	BOEING PROPRIETARY	Page 1 of 2

Enclosure 3

Table 1B

to Purchase Agrement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	19

[*]

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 60522-1F.TXT		SA-24
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Enclosure 4

Table 1D

to Purchase Agreement No. PA-03791

737-8 Block D [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A008-L (10/5/2015)
Engine Model/Thrust:	CFMLEAP-1B25	25000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2017	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2021	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	6

[*]

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 85773-1F.TXT		SA-24
	BOEING PROPRIETARY	Page 1

Enclosure 5

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A17

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA17		EXA Page 1
BOEING PROPRIETARY

Enclosure 5

Exhibit A17

AIRCRAFT CONFIGURATION

Dated October 2, 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA17		EXA Page 2
BOEING PROPRIETARY

Exhibit A17 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

[*]

Enclosure 6

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A18

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA18		EXA Page 1
BOEING PROPRIETARY

Enclosure 6

Exhibit A18

AIRCRAFT CONFIGURATION

Dated October 2, 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA18		EXA Page 2
BOEING PROPRIETARY

Exhibit A18 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

[*]

Enclosure 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208078R8

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:          Advance Payment Matters

Reference:      Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.   Deferred Advance Payment Schedule.

1.1       Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

[*]

2.   [*]

3.   [*]

4.   [*]

5.   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration

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BOEING PROPRIETARY	Page 1

Enclosure 7

of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

6.   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Michael Lombardi

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	October 2, 2019

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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